LEASES	12 Months Ended
Sep. 30, 2015
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LEASES

NOTE 7—LEASES:

The Authority leases certain areas at Mohegan Sun and Mohegan Sun Pocono to third-party food and beverage and retail outlets, as well as the rights to access and utilize Mohegan Sun’s rooftop for the installation and operation of antenna towers. Minimum future rental income that the Authority expects to earn under non-cancelable leases is as follows (in thousands):

	Fiscal Years Ending September 30,
	2016	2017	2018	2019	2020	Thereafter	Total
Minimum future rental income	$5,933	$3,858	$3,370	$3,026	$2,828	$7,175	$26,190

The Authority is required to make payments under various operating leases for buildings, equipment and land at Mohegan Sun and Mohegan Sun Pocono. The Authority incurred rental expense totaling $9.2 million, $11.4 million and $11.0 million for the fiscal years ended September 30, 2015, 2014 and 2013, respectively.

In March 2015, the Authority entered into a sublease agreement with MTFA to sublease an approximately 1.2-acre site and a planned 400-room hotel and related improvements, to be constructed adjacent to the Mohegan Sun Sky Hotel Tower, for the purpose of operating the hotel on a triple net basis for a term of 28 years and 4 months, commencing upon the completion of the project (refer to Note 8). Rental payments under the sublease agreement will also commence upon the completion of the project. Completion and opening of the project is anticipated to occur in the fall of 2016. The Authority classified the sublease as an operating lease for financial reporting purposes in accordance with authoritative guidance issued by the FASB pertaining to the accounting for leases.

Minimum future rental expense that the Authority expects to incur under non-cancelable leases is as follows (in thousands):

	Fiscal Years Ending September 30,
	2016	2017	2018	2019	2020	Thereafter	Total
Minimum future rental expense	$1,709	$7,683	$8,129	$7,941	$8,001	$217,622	$251,085